UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023 (December 15, 2023)

SP PLUS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50796	16-1171179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702

(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	SP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tax Reimbursement Agreement

As previously disclosed, SP Plus Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated October 4, 2023, by and among the Company, Metropolis Technologies, Inc., a Delaware corporation (“Parent”), and Schwinger Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The preceding description of the Merger and the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 5, 2023, and is incorporated herein by reference.

On December 15, 2023, the Company entered into a Tax Reimbursement Agreement with Robert A. Miles (President of Bags) (the “Tax Reimbursement Agreement”), which provides Mr. Miles, if Mr. Miles is subjected to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, with a payment such that Mr. Miles will retain an amount equal to the amount he would have received had the excise tax not applied to certain payments and benefits received in connection with the Merger.

The preceding description of the Tax Reimbursement Agreement does not purport to be complete and is qualified in its entirety by reference to the Tax Reimbursement Agreement, a form of which was filed as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company with the SEC on October 5, 2023, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

2.1	Agreement and Plan of Merger, dated as of October 4, 2023, among SP Plus Corporation, Metropolis Technologies, Inc., and Schwinger Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K as filed with the SEC on October 5, 2023).

10.1	Form of Tax Reimbursement Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K as filed with the SEC on October 5, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed merger of the Company with an affiliate of Parent (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) the ability of Parent to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) potential litigation relating to the Transaction that could be instituted against Parent, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) legislative, regulatory and economic developments affecting the Company’s business; (ix) general economic and market developments and conditions; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xiii) significant transaction costs associated with the Transaction; (xiv) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses; (xvi) competitive responses to the Transaction; (xvii) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xviii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Parent, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.spplus.com or by contacting the Company’s Investor Relations Team at:

SP Plus Corporation, Investor Relations

200 E. Randolph Street, Suite 7700,

Chicago Illinois 60601-7702

investor_relations@spplus.com

(312) 274-2000

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 30, 2023 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023

SP PLUS CORPORATION

By:	/s/ Wenyu Blanchard
Name: Wenyu Blanchard
Title: Chief Legal Officer and Secretary

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